EXHIBIT 4.3

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                           [FACE OF STOCK CERTIFICATE]

    COMMON STOCK                                                                  COMMON STOCK
       NUMBER                                                                           SHARES


ASCRIBED VALUE                                                THIS CERTIFICATE IS TRANSFERABLE
    OF                        LONGVIEW FIBRE COMPANY                     IN SOUTH ST. PAUL, MN
$1.50 PER SHARE                                                              AND NEW YORK, NY

                    INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

                                                           SEE REVERSE FOR CERTAIN DEFINITIONS
                                                         This Certifies that CUSIP 543213 10 2


is the owner of

                       FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Longview Fibre Company, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated

          ______________________                  [SEAL]                    ___________________________
                SECRETARY                                                          PRESIDENT

                                                               COUNTERSIGNED AND REGISTERED:
                                                                     WELLS FARGO BANK, N.A.
                                                                          TRANSFER AGENT AND REGISTRAR

                                                               BY

                                                                    __________________________________
                                                                                  AUTHORIZED SIGNATURE

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                                            [BACK OF STOCK CERTIFICATE]

         A copy of the statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes of shares of the Corporation authorized to be issued and upon the holders thereof as established by the Articles of Incorporation of the Corporation, and the number of shares constituting each class and the designation thereof, will be furnished to any shareholder of the Corporation upon request and without charge at the principal office of the Corporation
         The Board of Directors of the Corporation has authority to determine the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, without par or ascribed value, within the limitations set forth in the Articles of Incorporation of the Corporation, and to fix the number of shares constituting any series, and the designation of such series, of Preferred
Stock.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM --as tenants in common                                    UNIF GIFT MIN ACT --_________Custodian_________
TEN ENT --as tenants by the entireties                                                 (Cust)           (Minor)
JT TEN  --as joint tenants with right of                                               under Uniform Gifts to
          survivorship and not as tenants in                                           Minors Act_________
          common                                                                                  (State)


                                                              UNIF TRF MIN ACT --______Custodian (until age_____)
                                                                                 (Cust)
                                                                                _______under Uniform Transfers
                                                                                (Minor)
                                                                                to Minors Act_____________
                                                                                                (State)
                      Additional abbreviations may also be used though not in the above list.

     For value received,_________________________________________________hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
|------------------------------------------|
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_____________________________________________________________________________________________________________
                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE.)
_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________

                                            _________________________________________________________________
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
                                            WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


___________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

           Wells Fargo Bank, N.A. is successor to LaSalle Bank National Association as Rights Agent.

         This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the
Rights Agreement between Longview Fibre Company (the "Company") and LaSalle Bank National Association dated as of March 1, 1999, (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights
Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any
Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

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